Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
14.	Income Taxes

The components of income before income tax are as follows:

Year ended December 31,	2015	2016	2017
PRC, excluding Hong Kong	$(577)	$(2,106)	$(6,759)
Hong Kong and other jurisdictions	(12,581)	(7,428)	10,703
	$(13,158)	$(9,534)	$3,944

The Company’s income is not subject to taxation in BVI under the current BVI law. Subsidiaries operating in Hong Kong and the PRC are subject to income taxes as described below. Under the current BVI law, NTHL is not subject to profit tax in the BVI. However, it may be subject to Hong Kong income taxes as described below if it has income earned in or derived from Hong Kong.

The provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the rate of taxation of 16.5% for the years ended December 31, 2015, 2016 and 2017 to the estimated income earned in or derived from Hong Kong during the respective years, if applicable.

The provision for current income taxes of the subsidiaries operating in PRC has been calculated by applying the rate of taxation of 25% for the years ended December 31, 2015, 2016 and 2017.

The Company, which has subsidiaries that are tax resident in the PRC, is subject to the PRC dividend withholding tax of 5%, when and if undistributed earnings are declared to be paid as dividends to the extent those dividends are paid out of profits that arose on or after January 1, 2008. For the years ended December 31, 2015, 2016 and 2017, there was no income tax expense for the 5% dividend withholding tax on the balance of distributable earnings that arose on or after January 1, 2008 within its PRC subsidiaries. In line with management’s decision to change the core business, management decided to retain the undistributed earnings in the PRC.

Uncertainties exist with respect to how the PRC’s current income tax law applies to the Company’s overall operations, and more specifically, with regard to tax residency status. The New Law includes a provision specifying that legal entities organized outside of the PRC will be considered as resident enterprises for PRC enterprises income tax purpose if their active management is located in the PRC. The Implementation Rules to the New Law provide that non-resident legal entities will be considered PRC residents enterprises if substantial and overall management control over the manufacture, operations, personnel, accounting, properties, etc. occurs within the PRC.

The Company has made its assessment of each tax position (including the potential application of interest and penalties) based on the available tax laws, and has measured the unrecognized tax benefits associated with the tax positions. Based on the evaluation by the Company, it is concluded that there are no significant uncertain tax positions requiring recognition in the consolidated financial statements. The Company classifies interest and/or penalties related to unrecognized tax benefits as a component of income tax provisions. However, during the years ended December 31, 2015, 2016 and 2017, there were no interest and penalties related to uncertain tax positions and the Company had no material unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Company does not anticipate any significant increases or decreases to its liability for unrecognized tax benefit within the next twelve months. Other than the audit by the Hong Kong tax authorities as described below, the tax positions for the years 2015 to 2017 may be subject to examination by the PRC and Hong Kong tax authorities.

Tax Disputes with Hong Kong Inland Revenue Department

Since the fourth quarter of 2007, several inactive subsidiaries of the Company have been involved in tax disputes relating to tax years 1996 and later with the Inland Revenue Department of Hong Kong, (the “HKIRD”), the income tax authority of the Hong Kong Government. These inactive subsidiaries include three Hong Kong entities, Nam Tai Group Management Limited (“NTGM”), Nam Tai Trading Company Limited (“NTTC”), Nam Tai Telecom (Hong Kong) Company Limited (“NTT”), and a Canadian entity, Nam Tai Electronics (Canada) Ltd. (“Nam Tai Canada”). The disputes concern the appropriateness of expensing certain intra-group service fees paid by the Hong Kong subsidiaries to Nam Tai Canada under the transfer pricing context.  NTGM is the parent company of NTT and NTTC.  NTTC is the title holder of certain land in Hong Kong and is being liquidated. Nam Tai Canada has since been dissolved. The particulars of these disputes are discussed below.

NTTC

(a) In October 2007, the HKIRD issued an assessment determination against NTTC, a limited liability company incorporated in Hong Kong and an indirect wholly-owned subsidiary of the Company. This assessment relates to four tax years 1996/1997, 1997/1998, 1998/1999 and 1999/2000. The taxes assessed amounted to approximately $2.9 million.       .

(b) In May 2008, in addition to the assessment determination of October 2007, the HKIRD issued a writ against NTTC claiming taxes in the amount of approximately $3.0 million for the taxable years 1997/1998, 1998/1999, 1999/2000, and 2000/2001, of which $1.9 million overlapped the taxes against NTTC assessed by HKIRD in its assessment determination of October 2007. In 2009, our defense was struck out by the District Court in Hong Kong and a judgment was entered against NTTC for $3.0 million plus interest. The judgment did not include assessment for the year 1996/1997 which was $0.8 million under the assessment determination of October 2007. NTTC decided not to pursue an appeal against the decision of the District Court.

(c) From May to November 2010, the HKIRD issued three separate writs against NTTC claiming taxes and interest on unpaid taxes for the taxable years from 1996/1997 to 2003/2004 of $0.1 million, for the taxable years of 1996/1997, 1998/1999 and 1999/2000 of $0.1 million, and for the taxable years from 1996/1997 to 1999/2000 of $13,000. NTTC did not contest these proceedings, and judgments were thus entered against NTTC in 2010 for $0.3 million plus interest.

(d) On June 10, 2011, as a result of the proceedings stated in paragraphs (b) – (c) above, the HKIRD petitioned to the High Court of Hong Kong for a winding-up order against NTTC for the overdue judgment sums of $5.4 million plus interest. The petition was heard in the High Court of Hong Kong on March 13, 2012. The Court handed down the Judgment and made a winding-up order on June 4, 2012 against NTTC.

(e) On June 23, 2017, HKIRD issued a letter asking whether NTTC objects to the assessments for the tax year from 2000/01 to 2003/04. The additional taxes assessed for the year 2000/01 amounted to $1.0 million and for the year 2003/04 amounted to $0.2 million. NTTC did not respond to the letter.

(f) NTTC is in liquidation and the joint and several liquidators confirmed that all assets of NTTC have been taken over by the court appointed joint and several receivers, JLA Asia Limited, in January 2013. The total tax claim against NTTC is $6.6 million plus interest. As we do not have a controlling financial interest in NTTC after it was taken over by the Joint and Several Receivers, so the financial statements of NTTC have not been included in our consolidated financial statements subsequent to the 2012 Form-20F, in accordance with the procedures set out in ASC 810-10-15-10.

NTT

(a) On September 14, 2009, the HKIRD issued a writ against NTT, a dormant subsidiary, claiming taxes in the amount of approximately $0.3 million for the taxable year 2002/2003. On March 9, 2010, a judgment was entered against NTT for $0.3 million plus interest.

(b) On February 17, 2011, HKIRD issued a writ against NTT claiming taxes in the amount of approximately $30,000 for the taxable year 2002/2003. NTT filed a Defense to this action. The hearing of this action was heard together with the case of NTGM as discussed in paragraph (b) of the NTGM matters below on September 6, 2011. Similarly, the judgment was handed down on September 29, 2011 with the defense being struck out and judgment was thus entered against NTT of $38,000 plus interest.

(c) Since then, NTT has received a number of demand letters from the HKIRD demanding payments of judgment debts mentioned in paragraphs (a) and (b) above.

(d) On June 21, 2016, HKIRD issued a demand letter to NTT for a total payment of $0.4 million plus interest. NTT is a limited liability company incorporated in Hong Kong. NTT had a net deficit position as of December 31, 2017 and Nam Tai has no funding obligation towards NTT. As a result, the liability from the HKIRD demand letter has no impact on the Company. Therefore, the amount claimed by HKIRD was not recorded as a liability in Nam Tai’s consolidated financial statements.

NTGM

(a) The HKIRD has also made estimated assessments against NTGM, which has been inactive since 2005. On December 17, 2008, the Hong Kong tax authorities issued a Writ of Summons through the District Court in Hong Kong claiming against NTGM the amount of $0.3 million plus interest, for the fiscal years 2001/2002. NTGM filed its defense on January 29, 2009, but on February 17, 2009, HKIRD filed papers seeking to strike out NTGM’s defense. As NTGM’s defense was similar to the defense of NTTC, NTGM accordingly agreed with HKIRD to allow judgment to be entered against NTGM by consent of $0.3 million plus interest.

(b) On February 8, 2011, HKIRD issued a writ against NTGM claiming taxes in the amount of $0.9 million plus interest for the taxable years 2001/2002, 2002/2003 and 2003/2004. NTGM filed a defense to this action. The hearing of the action took place on September 6, 2011. The judgment was handed down on September 29, 2011 with the defense being struck out and judgment was entered against NTGM for $0.9 million plus interest.

(c) NTGM has received a number of demand letters from the HKIRD for payments of the judgment debts mentioned in paragraphs (a) and (b) above.

(d) On October 25, 2017, HKIRD issued its latest demand letter to NTGM for a total payment of $1.1 million plus interest. NTGM is a limited liability company incorporated in Hong Kong. NTGM had a net deficit position as of December 31, 2017 and Nam Tai has no funding obligation towards NTGM. As a result, the liability from the HKIRD demand letter has no impact on the Company. Therefore, the amount claimed by HKIRD was not recorded as a liability in Nam Tai’s consolidated financial statements

Expected Dispositions of Tax Disputes with Inactive or Dormant Subsidiaries

As a part of the dispute regarding expensing certain intra-group service fees, HKIRD did not accept the explanations that it was necessary for certain subsidiaries of the Company to exist outside of Hong Kong to perform their individual functions for the whole Nam Tai group. Therefore the management fees paid by the Hong Kong subsidiaries of Nam Tai by contract to support and finance all the necessary overhead expenses of the subsidiaries outside of Hong Kong so they may contribute to the group operations (represented by the administration and finance departmental functions from Vancouver, Canada and the BVI for the whole group under the corporate structure at that time) were not regarded as necessary expenses by HKIRD that decreased the taxable earnings of our Hong Kong subsidiaries.

Since it is believed that it will be difficult for these subsidiaries to continue cooperating with HKIRD in the future, if Nam Tai discontinues financing these subsidiaries, they will be forced to liquidate in due course. As these subsidiaries no longer conduct any operations and have been inactive or dormant for some time, and have either assets of limited book-value or no assets, Nam Tai believes that there should be no material impact from these proceedings on its financial condition, liquidity or results of operations. Accordingly, no provision has been made regarding these assessments in its consolidated financial statements.

Notices of Alleged Personal Liability for Additional Taxes against Former Directors and Officers for Signing NTTC’s Tax Returns

In addition to the legal cases against our inactive or dormant subsidiaries discussed above, in January 2011, the HKIRD issued two Notices of Intention to Assess Additional Taxes separately and personally against two former directors and officers of NTTC for the taxable years 1996/1997 and 1999/2000 of $1.5 million and for the taxable year 1997/1998 of $0.7 million (the “Notices of Intention to Assess”).

On April 26, 2013, HKIRD issued three Notices of Assessment and Demand for Additional Tax against the two former directors in the total amount of approximately $2.3 million (the “Additional Assessment Notices”), assessing one of them to additional tax by way of penalty in the sum of approximately $1.6 million (approximately $0.8 million in respect of the year 1996/1997 and approximately $0.8 million in respect of the year 1999/2000) and assessing the other former director to additional tax by way of penalty in the sum of approximately $0.7 million in respect of the year 1997/1998.

On May 24, 2013, the two former directors lodged an appeal to the Board of Review of the HKIRD (the “BOR”) against the Additional Assessment Notices (the “BOR Appeal”).

On May 27, 2013, according to the indemnity policy of the Company, Company paid on behalf of the two former directors the additional tax as required under the Additional Assessment Notices.

On January 9, 2017, the BOR handed down the decision that one of the director is ordered to pay 140% of the original amount of tax assessed, while the other is order to pay 90%. Both penalties are subject to compound tax calculated monthly since the original due date (up to a ceiling of 300% of the original assessed amounts).

On February 9, 2017, Nam Tai lodged an appeal to the BOR decision and the Commissioner filed opposition statements to its appeal on February 22, 2017. The hearing for the appeal application is on April 18, 2018 at the Hong Kong Court of First Instance.

At this time, Nam Tai is unable to assess if the appeal will be accepted or successful. However, Nam Tai plans to continue to defend this matter vigorously for its former directors and officers and may be required to indemnify them.

Directors’ and Officers’ Liability Insurance

Nam Tai maintains a directors’ and officers’ liability insurance for certain claims or liabilities that may arise by reason of the status or service of its directors and officers (the “D&O Policy”). Nam Tai previously informed the insurers of it D&O Policy about the HKIRD’s Notices of Intention to Assess against NTTC’s two former directors. At that time, Nam Tai’s insurance carriers raised no objection to the Notices of Intention to Assess constituting a claim under the terms of the D&O Policy and have reimbursed the Company for the legal costs and other expenses incurred by it for defending the Notices of Intention to Assess. After the Additional Assessment Notices had been issued, Nam Tai’s insurers were informed of the same. The insurers then refused to reimburse for the additional tax under the Additional Assessment Notices and the associated legal costs and expenses incurred in both the BOR Appeal and an appeal to the Court of Appeal of the HKIRD (the “CA”) against the Assessment Notices (the “CA Appeal”). Therefore, Nam Tai and its two former directors commenced arbitration against its insurers under the D&O Policy on October 18, 2013 by issuing a Notice of Arbitration to claim for reimbursement of the additional tax and the legal costs and expenses of both the BOR Appeal and the CA Appeal. The insurers filed their Response to Notice of Arbitration on December 24, 2013. All arbitrators were appointed and the Arbitration hearing was heard from July 20 to July 24, 2015. On December 28, 2015, the Partial Final Award on Costs and Final Award on Interest was granted. The Tribunal in the Partial Award on Cost held that Nam Tai had to pay for the insurers’ costs for the period from February 11, 2014 up to the date of the award. On May 16, 2016, Nam Tai accepted the insurers’ offer of approximately $0.8 million for the respective cost, as a final settlement in this matter.

Matter Concerning a Former Director

Nam Tai is plaintiff in an action against a former director, Charles Chu, in the California Superior Court in San Francisco for breach of duty in connection with his failure to cooperate with the Board’s inquiry on his historical beneficial shareholding in the Company. Nam Tai is seeking damages from Mr. Chu arising from his conduct. Litigation is inherently uncertain, and the ultimate outcome of this action is unknown at this time.

The Company’s deferred tax assets and liabilities as of December 31, 2016 and 2017 are attributable to the following:

December 31,	2016	2017
Net operating losses	$4,678	$5,779
Property, plant and equipment	637	1,279
Total deferred tax assets	5,315	7,058
Less: valuation allowance	(5,315)	(7,058)
Deferred tax assets	—	—
Net deferred tax assets	$—	$—

Movement of valuation allowance:

December 31,	2015	2016	2017
At beginning of the year	$10,125	$6,732	$5,315
Current year (deduction) addition	(3,393)	(1,417)	1,743
At end of the year	$6,732	$5,315	$7,058

The valuation allowance as of December 31, 2015, 2016 and 2017 was related to deferred tax assets generated by net operating losses carried forward that, in the judgment of management, more likely than not will not be realized. In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income in which those temporary differences become deductible. During the years ended December 31, 2015, 2016 and 2017, the movement of the valuation allowance was $3,393, $1,417 and ($1,743), respectively, derived from the taxable profit of continuing operations.

As of December 31, 2015, 2016 and 2017 the Company had net operating losses of $29,057, $19,842 and $24,475, respectively, which may be carried forward indefinitely. As of December 31, 2017, the Company had net operating losses from operations of $12,637, $593, $549 and $7,370, which will expire in the years ending December 31, 2019, 2020, 2021 and 2022, respectively.

A reconciliation of the income tax expense to the amount computed by applying the current statutory tax rate to the loss before income taxes in the consolidated statements of comprehensive income is as follows:

Year ended December 31,	2015	2016	2017
(Loss) income before income taxes	$(13,158)	$(9,534)	$3,944
PRC tax rate	25%	25%	25%
Tax loss (income tax expense) at PRC tax rate on income before income tax	$3,289	$2,383	$(986)
Effect of difference between Hong Kong and PRC tax rates applied to Hong Kong income	(478)	(130)	(208)
Change in valuation allowance	3,393	1,417	(1,743)
Reversal of tax loss cannot be recoverable in future	—	(1,664)	(950)
Tax benefit (expense) arising from items which are not assessable (deductible) for tax purposes:
Non-deductible and non-taxable items	(6,335)	(2,893)	3,118
Loss from discontinued operations and others	131	887	769
Income tax (expense) credit	$—	$—	$—

No income tax arose in the United States of America in any of the periods presented.